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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Amendment No. 1 Report November 26, 1997

                Date of earliest event reported November 7, 1997

                       NEW MEXICO AND ARIZONA LAND COMPANY
             (Exact name of registrant as specified in its charter)

             Arizona                   0-497                   43-0433090
(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)             File Number)           Identification No.)

3033 North 44th Street, Suite 270, Phoenix, Arizona            85018-7228
    (Address of principal executive offices)                   (Zip Code)

         Registrant's Telephone Number, including area code 602-952-8836
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New Mexico and Arizona Land Company                                   FORM 8-K/A

Registrant hereby amends Item 7 of its Current Report Form 8-K filed with the Securities and Exchange Commission on November 17, 1997 as follows:

Item 7.  Financial Statements and Exhibits.

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:
         Because the acquisition of loans and assets from R. R. Hensler, Inc. does not meet the Significant Subsidiary requirements under Rule 1.02 of Regulation S-X, no financial statements or proforma financial information is required to be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NEW MEXICO AND ARIZONA LAND COMPANY

                                    s/E. M. Bedewi
                                    --------------------------------------------
                                    E. M. Bedewi,
                                    Sr. Vice President, Treasurer & Secretary

Date:    November 26, 1997
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